UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 8, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release issued on August 8, 2018.
The information in this Item 2.02 of this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
The text included with this Current Report is available on our website located at www.rrts.com, although we reserve the right to discontinue that availability at any time.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Item 7.01 of this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation to be given during a conference call and webcast on August 8, 2018, at 10:00 a.m. Eastern Time. The PowerPoint presentation to be used for the conference call and webcast is attached to this Current Report on Form 8-K as Exhibit 99.2.
The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.
The text included with this Item 7.01 of this Current Report on Form 8-K and the replay of the conference call and webcast will be available on our website located at www.rrts.com for seven days, although we reserve the right to discontinue that availability at any time.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

99.1	Press Release entitled "Roadrunner Transportation Systems Reports Operating Results for Second Quarter and First Half of 2018"
99.2	Roadrunner Investor Presentation - Second Quarter 2018 Management Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: August 8, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release entitled "Roadrunner Transportation Systems Reports Operating Results for Second Quarter and First Half of 2018"
99.2	Roadrunner Investor Presentation - Second Quarter 2018 Management Call